UNITED STATES BANKRUPTCY COURT
DISTRICT OF New Jersey

In re Princeton Video Image, Inc.

Case No. 03-27973 (KCF)
Reporting Period: October 2003

MONTHLY OPERATING REPORT

File with Court and submit copy to United States Trustee within 20 days after end of month

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Attached	Explanation Attached
Schedule of Cash Receipts and Disbursements	MOR-1		x
Bank Reconciliation (or copies of debtor's bank reconciliations)	MOR-1 (CONT)		
Copies of bank statements			
Cash disbursements journals			
Statement of Operations	MOR-2		x
Balance Sheet	MOR-3		x
Status of Postpetition Taxes	MOR-4		x
Copies of IRS Form 6123 or payment receipt			
Copies of tax returns filed during reporting period			
Summary of Unpaid Postpetition Debts	MOR-4		x
Listing of aged accounts payable			
Accounts Receivable Reconciliation and Aging	MOR-5		x
Debtor Questionnaire	MOR-5	x	

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of my knowledge and belief.

Princeton Video Image, Inc
Signature of Debtor

Date

Signature of Joint Debtor

Date

James Green
Signature of Authorized Individual*

9/Dec/03
Date

JAMES GREEN
Printed Name of Authorized Individual

President
Title of Authorized Individual

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

In re Princeton Video Image, Inc.
Debtor

Case No. 03-27973 (KCF)
Reporting Period: Oct. 2003

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Reconciliation	Amount
Total Accounts Receivable at the beginning of the reporting period	
+ Amounts billed during the period	
- Amounts collected during the period	
Total Accounts Receivable at the end of the reporting period	

Accounts Receivable Aging	Amount
0 - 30 days old	
31 - 60 days old	
61 - 90 days old	
91+ days old	
Total Accounts Receivable	
Amount considered uncollectible (Bad Debt)	
Accounts Receivable (Net)	

DEBTOR QUESTIONNAIRE

Must be completed each month	Yes	No
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an explanation below.		x
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.	x	
3. Have all postpetition tax returns been timely filed? If no, provide an explanation below.	x	
4. Are workers compensation, general liability and other necessary insurance coverages in effect? If no, provide an explanation below. n/a		

See attached document.

PRINCETON VIDEO IMAGE, INC.
CHAPTER 11 CASE NO. 03-27973-KCF

ATTACHMENT TO MONTHLY OPERATING REPORT
REPORTING PERIOD: OCTOBER 2003

Pursuant to a Court Order dated August 7, 2003, the Debtor sold substantially all of its assets, including its accounts receivable, to PVI Virtual Media Services, LLC on August 19, 2003. Following the closing on the sale, the Debtor ceased all operations and is in the process of closing all of its accounts.

On or about August 18 and August 21, 2003, approximately $223,049.41 was transferred to Fox Rothschild's trust account for the benefit of the Debtor. During October, a disbursement totaling $18,258.29 was made from this account to Fox Rothschild LLP pursuant to an order authorizing fees and expenses to Fox Rothschild.

92 - FLEET ACCUTRACK IOLTA PRINCETON 999092332

TMC/LMS Detail ESCROW Ledger Sorted By Account for Selected Account Numbers

From 03-01 through 03-12

Journal Reference	Date	Payee/Description	Check No	Debits	Credits
67971.00001 PRINCETON VIDEO IMAGE, INC./CHAPTER 11					
PT-080323	08-18-03	DEP FLEETA		31,707.80	0.00
PT-080327	08-20-03	DEP FLEETA (WIRE IN)		191,341.61	0.00
PT-080328	08-21-03	FLEETA FIRST INDUSTRIAL, L.P. (WIRE OUT)		0.00	36,334.53
Subtotal for 03-08				223,049.41	36,334.53
PT-090305	09-03-03	FLEETA 6511 BOWNE OF NYC		0.00	1,328.00
PT-090311	09-05-03	FLEETA 6513 BOWNE OF NYC		0.00	1,100.00
Subtotal for 03-09				0.00	2,428.00
PT-100329	10-23-03	FLEETA 6542 FOX		0.00	18,258.29
67971.00001 Totals:	Beg Bal:	0.00 Change: 166,028.59 End Bal:	166,028.59	223,049.41	57,020.82
Grand Total:	Beg Bal:	0.00 Change: 166,028.59 End Bal:	166,028.59	223,049.41	57,020.82

Fleet

Small Business Services

Small Business Statement

10/01/2003 through 10/31/2003

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Your Financial Summary

Deposit Accounts		Average Daily Balance	Current Balance
Small Business Value Package Checking	9420038735	$8,030.41	$0.00
Average/Total Deposits		**$8,030.41**	**$0.00**

Total Deposits	**$0.00**

068295781
2 - 3

Fleet
Small Business Services

Small Business Statement
10/01/2003 through 10/31/2003

Telephone Center 1-800-FLEET-BIZ
(1-800-353-3824)

Small Business Value Package Checking

Princeton Video Image Inc
Debtor In Possession
Case # 03-27973

Account Number 9420038736
Small Business Telephone Access Code 8762

Opening Balance	(+)Deposits/Credits		(-)Withdrawals/Debits		Ending Balance
$9,195.11	$25.00	(1)	$9,220.11	(1)	$0.00

Account Activity

Date	Description	+/-	Credit/Debit	Balance
10/01	**Opening Balance**			**$9,195.11**
10/01	Adp Payroll Adp - Fees 031001 105Dy 4937218 Princeton Video Image 020032733667051 Ccd	+	**$25.00**	$9,220.11
10/28	Closing Withdrawal	-	$9,220.11	$0.00
10/31	**Ending Balance**			**$0.00**

Fleet

Small Business Services

Small Business Statement

10/01/2003 through 10/31/2003

Telephone Center 1-800-FLEET-BIZ (1-800-353-3824)

In case of an address change. If you are planning to move, please advise us five days in advance by calling Fleet Telephone Banking at 1-800-841-4000, (TT/TTY: 1-800-637-4031) or by visiting your local Branch. You may also write to us at: Fleet Bank, Mail Stop: PA EH 0601NK, 1 Fleet Way, Scranton, PA 18505.

CONSUMER BILLING RIGHTS SUMMARIES

In Case of Errors or Questions About Your Credit Accounts or Electronic Funds Transfers: Contact us promptly if you think your statement is wrong or if you need more information about a transaction on your statement. We must hear from you no later than 60 days after we send you the FIRST statement on which the error or problem appeared. You can telephone us, however in order to preserve your rights, your request must be in writing.

In your letter, please give us the following information

- Your name and account number.
- The dollar amount of the suspected error.
- Describe the error and explain, if you can, why you believe there is an error or why you need more information.

Personal Electronic Funds Transfers: We will investigate your complaint or question and will correct any error promptly. If we take more than 10 business days (10 calendar days if you are a Fleet Bank of Massachusetts customer) to do this, we will recredit your account for the amount you think is in error, so that you will have use of the money during the time it takes us to complete our investigation. Call us at 1-800-841-4000, (TT/TTY: 1-800-637-4031), or write to us at Fleet Bank, Electronic Banking, Mail Stop: RI DE 03002E, 125 Dupont Drive, Providence, RI 02907.

Personal Credit Accounts: You do not have to pay any amount in question while we are investigating, however you are still obligated to pay the parts of your bill that are not in question. While we investigate your question, we cannot report you as delinquent or take any action to collect the amount in question.

Special Rule for Personal Credit Card Purchases

If you have a problem with the quality of goods or services that you purchased with your personal credit card and you have tried in good faith to correct the problem with the merchant, you may not have to pay the remaining amount due on the goods or services. You have this protection only when the purchase price was more than $50 and the purchase was made in your home state or within 100 miles of your mailing address. (If we own or operate the merchant, or if we mailed the advertisement for the property or services, all purchases are covered regardless of the amount or location of purchase.)

Cash Reserve

Call us at 1-800-841-4000, (TT/TTY: 1-800-637-4031) or write to us at Fleet Bank, Cash Reserve Dept., Mail Stop: NY UT 35402F, 5701 Horatio Street, Utica, NY 13502.

Fleet Line

Call us at 1-800-440-0015, (TT/TTY: 1-800-637-4031) or write to us at Fleet Retail Loan Services, P.O. Box 3092, Utica, NY 13504.

Fleet Bank is a Member of FDIC. Investments in Galaxy Funds or made through Quick & Reilly are not FDIC insured, and are not an obligation of or guaranteed by any bank, and are subject to investment risk, including possible loss of principal amount invested.

CONSUMER CREDIT BUREAU REPORTING

You have the right to notify us if you believe that we have reported inaccurate information about any of your personal deposit or credit accounts to the credit bureaus. Such notices should be sent in writing to us at the appropriate address referenced in the Consumer Billing Rights Summaries Section.

BALANCE SUBJECT TO FINANCE CHARGE

Cash Reserve Accounts

We compute the finance charge on your account for the statement period by applying your monthly periodic rate or your daily periodic daily rate, whichever applies, to the average daily balance. To get the average daily balance, we take the beginning principal balance on your account each day, add new advances and subtract payments and credits. All finance charges and Other Charges (except the annual membership fee, are excluded from the calculation). Then we add up the daily balances for the statement period and divide by the number of days in period. The finance charge is computed by multiplying the daily periodic rate by the average daily balance times the number of days in the statement period. We treat the annual membership fee as an advance and add it to the balance starting with the statement period following the monthly statement on which the fee first appears.

Fleet Line Accounts

We figure the finance charge on your account by applying the periodic rate to the "average daily balance" of your account (including current transactions). To get the "average daily balance", we take the beginning balance of your account each day, add new loans, and subtract payments, credits, adjustments, and unpaid finance charges. During the Draw period (but not the Repayment Period) any Annual Membership Fee, Early Termination Fee, or Credit Insurance premium that is assessed and not paid by the due date shown on the monthly statement on which it is itemized, will be treated as an advance and included in the daily balance calculation beginning on the first day of the billing period that starts after the payment due date. This gives us the daily balance for your account. Next we add up all the daily balances for the billing period and divide the total by the number of days in the billing period. This gives us the average daily balance for your account. (If any daily balance is a credit balance, we consider that day's balance to equal zero.)

Monthly Periodic Rate

If your account agreement provides for a monthly periodic rate, we compute the finance charge by multiplying the average daily balance by the periodic rate. The monthly periodic rate is 1/12 of the Annual Percentage Rate.

Daily Periodic Rate

If your account agreement provides for a daily periodic rate, we compute the finance charge by multiplying the average daily balance by the periodic rate then by the number of days in the billing cycle. The daily periodic rate is 1/365th of the Annual Percentage Rate (1/366 in a leap year).

NOTICE OF RIGHT TO CANCEL LIFE INSURANCE

Credit insurance is voluntary and you have the right to cancel it at any time. Requests for cancellation must be in writing and signed by all insured parties. The request should be mailed to: Fleet Retail Loan Services, P.O. Box 3092, Utica, New York 13504. The cancellation will be effective the date the request is received at the above address.